UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 15, 2007

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)
ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant and zip code)
915-225-8000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Certifying Accountant.
(a)	Helen of Troy Limited (the “Company”) began seeking proposals for audit services after KPMG LLP (“KPMG”) ceased maintaining an office in El Paso, Texas, the headquarters of the Company’s U.S. operations. The Audit Committee of the Board of Directors (the “Audit Committee”) of the Company has evaluated and analyzed several proposals for such auditing services. On May 15, 2007, the Audit Committee notified KPMG that it would not recommend that the Company’s shareholders appoint KPMG as the Company’s independent auditor and registered public accounting firm, subject to the requirements of Bermuda Law, at the next annual general meeting of shareholders. Bermuda company law provides that the Company’s independent auditor may not be removed before the expiration of its term of office other than by the Company’s shareholders acting at a general meeting at which general meeting the Company’s shareholders must appoint another auditor for the remainder of its term of office. KPMG’s current term is scheduled to expire at the Company’s annual general meeting proposed for August 2007. In order to facilitate the transition of audit services for fiscal year 2008, KPMG notified the Company on May 15, 2007 that they resigned as the independent auditor and registered public accounting firm of the Company. By its resignation, a casual vacancy has been created. Bermuda company law provides that in the event of a casual vacancy in the position of auditor, the Company’s Audit Committee may appoint a new auditor to fill such vacancy in accordance with its authority delegated by the Company’s Board of Directors.

During the Company’s two fiscal years ended February 28, 2007 and February 28, 2006, and subsequent interim period through May 15, 2007, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to KPMG’s satisfaction, would have caused them to make reference in conjunction with their opinion to the subject matter of the disagreement; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the two fiscal years ended February 28, 2007 and February 28, 2006, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company and subsidiaries as of and for the years ended February 28, 2007 and February 28, 2006, contained a separate paragraph stating that “As discussed in Note (9) to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, effective March 1, 2006.”

The audit reports of KPMG on management’s assessment of effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of February 28, 2007 and February 28, 2006, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from KPMG LLP is filed and attached as Exhibit 16.1 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 16.1	Letter from KPMG LLP to the Securities and Exchange Commission.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: May 21, 2007	/s/ Thomas J. Benson

Thomas J. Benson
Senior Vice President and
Chief Financial Officer

Exhibit List

Exhibit 16.1	Letter from KPMG LLP to the Securities and Exchange Commission